Exhibit 99.1

DarkPulse Engages RedChip to Lead Investor Relations Efforts

NEW YORK, December 16, 2021 (GLOBE NEWSWIRE) - DarkPulse, Inc. (OTC: DPLS) is pleased to announce it has engaged RedChip Companies (“RedChip”) to lead its investor relations efforts.

"We are entering an exciting phase of our operations, and with the growth potential that lies ahead, it’s important we effectively communicate our achievements to the investment community," said Dennis O’Leary, DarkPulse’s Chief Executive Officer. "After comparing the alternatives, we selected RedChip to help increase our visibility amongst investors because they have an impeccable reputation and a multi-decade track record of results. We look forward to a beneficial relationship that broadens our shareholder base and effectively communicates our story to the investment community.”

“I’m very pleased to represent DarkPulse. Their growing portfolio of innovative solutions address critical needs across diverse industries and target immense market opportunities,” commented Dave Gentry, CEO of RedChip. “DarkPulse is already serving major customers globally, and we welcome the opportunity to deploy our comprehensive platform to broaden their retail and institutional investor awareness.”

RedChip is the world leader in investor relations, financial media, and research for microcap and small-cap stocks. Founded in 1992, and headquartered in Orlando, Florida, with affiliates in New York and Pittsburgh, RedChip has helped hundreds of companies achieve their capital markets goals and currently represents 70+ emerging growth companies.

RedChip’s unique platform combines traditional investor relations services with multi-media marketing, including social media and email marketing, as well as a weekly TV show, the RedChip Money Report®, which airs on Bloomberg at 7 p.m. ET every Saturday. RedChip’s traditional investor relations platform includes retail and institutional roadshows in major U.S. cities, press release writing, strategic counsel, management of quarterly conference calls, script writing, power-point presentation development, and more.

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investor Relations Contact:

Todd McKnight

RedChip Companies

407-571-0904

todd@redchip.com